McKee Nelson LLP
5 Times Square, 35th Floor
New York, New York 10036

917-777-4326

September 27, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:

Renaissance Mortgage Acceptance Corp.

Renaissance Home Equity Loan Trust 2004-3

Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Renaissance Mortgage Acceptance Corp. and Renaissance Home Equity Loan Trust 2004-3 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4326.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/ Carlos Cabrera

Carlos Cabrera

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) September 27, 2004
Renaissance Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-118688 (Commission File Number)	52-2356399 (IRS Employer ID Number)
1000 Woodbury Road, Woodbury, New York	11797
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(516) 364-8500
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Certain Materials

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Renaissance Mortgage Acceptance Corp. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its Renaissance Mortgage Acceptance Corp., Renaissance Home Equity Loan Trust 2004-3, Home Equity Loan Asset-Backed Certificates, Series 2004-3 (the “Certificates”).

Incorporation of Certain Documents by Reference

In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates.  The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

The consolidated financial statements of Financial Security Assurance Inc. (“FSA”) and Subsidiaries as of December 31, 2002 and for each of the three years in the period ended December 31, 2003, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the fiscal year ended December 31, 2003 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheets, statements of operations and comprehensive income, and statements of cash flows of FSA and subsidiaries for the three months ended June 30, 2004 and 2003, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended June 30, 2004, are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement.  The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as “experts” in the prospectus supplement related to Renaissance Mortgage Acceptance Corp., Renaissance Home Equity Loan Trust 2004-3, Home Equity Loan Asset-Backed Certificates, Series 2004-3, is attached hereto as Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:

/s/ Dawn Ceccarini

Name:  Dawn Ceccarini

Title:

Vice President

Dated: September 27, 2004

EXHIBIT INDEX

Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

________________

We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2004-3 of our report dated February 5, 2004 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which appears as an exhibit in Financial Security Assurance Holdings Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to our Firm under the caption “Experts” in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 24, 2004